UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A

___________________

Information required in proxy statement
Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BLEICHROEDER ACQUISITION CORP. I
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 15, 2025

LETTER TO SHAREHOLDERS OF BLEICHROEDER ACQUISITION CORP. I
1345 Avenue of the Americas, Fl 47
New York, NY 10105

Dear Bleichroeder Acquisition Corp. I Shareholder:

You are cordially invited to attend an extraordinary general meeting of Bleichroeder Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on [•], 2025, at [•] a.m., New York Time (the “Extraordinary General Meeting”), at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/bspac1/2025. You can also listen to, but not attend, the Extraordinary General Meeting via teleconference* using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 7080537#

*       Shareholders participating via the listen-only method will not be considered present for the Extraordinary General Meeting and will not be counted towards quorum.

The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals set forth herein.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change of name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”);

•        Proposal No. 2 — Article 50.5 Amendment Proposal — To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to delete in its entirety current Article 50.5 and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.” (the “Article 50.5 Amendment” and together with the Name Change, the “Articles Amendments”, and such proposal, the “Article 50.5 Amendment Proposal” and together with the Name Change Proposal, the “Articles Amendment Proposals”); and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment (the “Adjournment Proposal”).

Each of the Name Change Proposal, the Article 50.5 Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed, on August 13, 2025, the Company entered into the Business Combination Agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”) with Merlin Labs, Inc., a Delaware corporation (“Merlin Labs”) and IPDX Merger Sub, Inc., a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination”. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 14, 2025.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL, “FOR” THE ARTICLE 50.5 AMENDMENT PROPOSAL, AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Name Change Proposal is to enable the Company to change its name from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV.” As previously disclosed in our Current Report on Form 8-K filed with the SEC on July 11, 2025, certain officers of the company resigned on July 10, 2025, and a new management team with members who are affiliated with Inflection Point Fund I LP was appointed. The Company proposes to effect the name change in connection with these changes.

The purpose of the Article 50.5 Amendment Proposal is to allow the Company to consummate the IPO Redemption at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Board determines it is desirable to facilitate the consummation of such Business Combination.

The purpose of the Adjournment Proposal is to allow the chairman to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Articles Amendment Proposals or if we otherwise determine that additional time is necessary to effectuate any Articles Amendment.

You are not being asked to vote on the Proposed Business Combination at this time. You will retain the right to vote on the Proposed Business Combination (or any other initial business combination) when it is submitted to the Public Shareholders (as defined below) (provided that you are a shareholder on the Record Date for a meeting to consider such proposed initial business combination) and the right to redeem your Class A Shares (as defined below) initially issued as part of the units in the Company’s initial public offering (the “Public Shares” and the holders of Public Shares, the “Public Shareholders”) for a pro rata portion of the Trust Account in the event the Proposed Business Combination (or any other initial business combination) is approved and consummated or in the event the Company has not consummated the Proposed Business Combination or another initial business combination by the liquidation date of the Company.

The approval of each of the Articles Amendment Proposals requires a special resolution under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value

$0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

The Board has fixed September 15, 2025 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Name Change Proposal, the Article 50.5 Amendment Proposal, and the Adjournment Proposal are in the best interests of the Company and its shareholders, and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Name Change Proposal, the Article 50.5 Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

By Order of the Board of Directors of Bleichroeder Acquisition Corp. I.

Andrew Gundlach
Executive Chairman of the Board
[•], 2025

Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, please provide your instructions to vote your shares as soon as possible, and no later than 48 hours before the time appointed for the Extraordinary General Meeting, by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of each of the Articles Amendment Proposals requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Name Change Proposal, the Article 50.5 Amendment Proposal, or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2025: The notice of meeting and the accompanying proxy statement are available at www.sec.gov and at https://www.cstproxy.com/bspac1/2025.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 15, 2025

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF BLEICHROEDER ACQUISITION CORP. I.
TO BE HELD ON [•], 2025

To the Shareholders of Bleichroeder Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of Bleichroeder Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on [•], 2025, at [•] a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/bspac1/2025. You can also listen to, but not attend, the Extraordinary General Meeting via teleconference* using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: 1 857-999-9155 (standard rates apply)
Conference ID: 7080537#

*       Shareholders participating via the listen-only method will not be considered present for the Extraordinary General Meeting and will not be counted towards quorum.

The Extraordinary General Meeting may be held at such other time, or on such other date and at such other place to which the meeting may be postponed or adjourned. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless the Company determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in the accompanying proxy statement, which is dated [•], 2025 and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change the name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”).

The text of the special resolutions are as follows:

“RESOLVED, as a special resolution, that:

(a)     subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Bleichroeder Acquisition Corp. I to Inflection Point Acquisition Corp. IV with immediate effect (the “Name Change”); and

(b)    immediately following the Name Change, the Company adopt the Amended and Restated Memorandum and Articles of Association (the “Articles”) in the form set forth in Annex A hereto in substitution for and to the exclusion of, the Company’s existing amended and restated memorandum and articles of association, to reflect the Name Change.”

•        Proposal No. 2 — Article 50.5 Amendment Proposal — To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to delete in its entirety current Article 50.5 thereof and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election

Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.” (the “Article 50.5 Amendment” and together with the Name Change, the “Articles Amendments”, and such proposal, the “Article 50.5 Amendment Proposal” and together with the Name Change Proposal, the “Articles Amendment Proposals”).

The text of the special resolution is as follows:

“RESOLVED, as a special resolution, that the Articles be amended by the deletion of the existing Article 50.5 in its entirety and the insertion of the following language in its place:

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.”

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment. This proposal is referred to as the “Adjournment Proposal”.

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the Articles Amendment Proposals or the Board determines that additional time is necessary to effectuate the Articles Amendment be confirmed, adopted, approved and ratified in all respects.”

As previously disclosed, on August 13, 2025, the Company entered into the Business Combination Agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”) with Merlin Labs, Inc., a Delaware corporation (“Merlin Labs”) and IPDX Merger Sub, Inc., a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination”. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 14, 2025.

The purpose of the Name Change Proposal is to enable the Company to change its name from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV.” As previously disclosed in our Current Report on Form 8-K filed with the SEC on July 11, 2025, certain officers of the company resigned on July 10, 2025, and a new management team with members who are affiliated with Inflection Point Fund I LP was appointed. The Company proposes to effect the name change in connection with these changes.

The purpose of the Article 50.5 Amendment Proposal is to allow the Company to consummate the IPO Redemption at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Board determines it is desirable to facilitate the consummation of such Business Combination.

The purpose of the Adjournment Proposal is to allow the chairman to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Articles Amendment Proposals or if we otherwise determine that additional time is necessary to effectuate any Articles Amendment.

You are not being asked to vote on the Proposed Business Combination at this time. You will retain the right to vote on the Proposed Business Combination (or any other initial business combination) when it is submitted to the Public Shareholders (provided that you are a shareholder on the Record Date for a meeting to consider such proposed initial business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination (or any other initial business combination) is approved and completed or in the event the Company has not consummated the Proposed Business Combination or another initial business combination by the liquidation date of the Company.

The approval of each of the Articles Amendment Proposals requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Record holders of Ordinary Shares on September 15, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were (i) 25,425,000 issued and outstanding Class A Shares, of which 25,000,000 were Public Shares, and (ii) 8,333,333 Class B Shares issued and outstanding. The Company’s rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the Proposals to be considered. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

This proxy statement is dated [•], 2025 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Bleichroeder Acquisition Corp. I.

Andrew Gundlach
Executive Chairman of the Board
[•], 2025

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. When used in this Proxy Statement, words such as “anticipates” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “will,” or the negative version of these words or other comparable words or phrases may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). While forward-looking statements reflect the Company’s good faith beliefs as of the date of this proxy statement, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in the section of this proxy statement entitled “Risk Factors” below, under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2025, in subsequently filed Quarterly Reports on Form 10-Q, in the Prospectus filed with the SEC on November 1, 2024 (File No. 333-280777) related to the IPO (the “IPO Prospectus”), in this proxy statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the Extraordinary General Meeting to be held on [•], 2025 or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a special purpose acquisition company formed under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities. On November 4, 2024, the Company consummated the initial public offering (the “IPO”) of 25,000,000 units (“Units”), at $10.00 per Unit, generating gross proceeds of $250,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 425,000 private placement units (each, a “Private Placement Unit”) at a price of $10.00 per Private Placement Unit in a private placement to Bleichroeder Sponsor 1 LLC (the “Sponsor”), generating gross proceeds of $4,250,000. Each Unit consists of one Class A Share and one right to receive one tenth (1/10) of a Class A Share upon the consummation of an initial business combination (each, a “Right”). Following the closing of the IPO, a total of $250,000,000 from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Private Placement Units was placed in the Trust Account.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on [•], 2025, at [•] a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/bspac1/2025, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     The Company’s shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change of name of the Company;

•        Proposal No. 2 — Article 50.5 Proposal — To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to delete in its entirety current Article 50.5 thereof and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination”; and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment.

You are not being asked to vote on the Proposed Business Combination at this time. You will retain the right to vote on the Proposed Business Combination (or any other initial business combination) when it is submitted to the Public Shareholders (provided that you are a shareholder on the Record Date for a meeting to consider such proposed initial business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination (or any other initial business combination) is approved and completed or in the event the Company has not consummated the Proposed Business Combination or another initial business combination by the liquidation date of the Company.

Q.     Are the proposals conditioned on one another?

A.     No. None of the proposals is conditioned on the approval of any other proposal.

Q.     Why is the Company proposing the Name Change Proposal, and how does the Board recommend that I vote on the Name Change Proposal?

A.     Under the Name Change Proposal, the Company is asking its shareholders to approve the change of the Company’s name. On July 10, 2025, certain officers of the company resigned, and a new management team with members who are affiliated with Inflection Point Fund I LP was appointed. Accordingly, the Company is proposing to change its name now to “Inflection Point Acquisition Corp. IV” in connection with these changes.

The Board unanimously recommends that you vote “FOR” the Articles Amendment Proposals.

Q.     Why is the Company proposing the Article 50.5 Amendment Proposal, and how does the Board recommend that I vote on the Article 50.5 Amendment Proposal?

A.     Under the Article 50.5 Amendment Proposal, the Company is asking its shareholders to approve the amendment to the Articles to clarify that the Company may consummate the IPO Redemption at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Board determines it is desirable to facilitate the consummation of such Business Combination

The Board unanimously recommends that you vote “FOR” the Article 50.5 Amendment Proposal.

Q.     Why is the Company proposing the Adjournment Proposal, and why does the Board recommend that I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposals.

If presented, the Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of each of the Articles Amendment Proposals requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Articles Amendment Proposals. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Articles Amendment Proposals assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, at the Extraordinary General Meeting of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy at the Extraordinary General Meeting shall constitute a quorum for the vote on the Name Change Proposals, the Article 50.5 Amendment Proposal and the Adjournment Proposal.

Q.     How will the Sponsor vote?

A.     The Sponsor has advised the Company that it intends to vote any Ordinary Shares over which it has voting control, in favor of the Name Change Proposal, the Article 50.5 Amendment Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor is not entitled to redeem any Ordinary Shares in connection with the Articles Amendment Proposals. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 425,000 Class A Shares and 8,333,333 Class B Shares, representing 25.94% the Company’s issued and outstanding Ordinary Shares.

Q.     What if I do not want to vote “FOR” the Name Change Proposal, the Article 50.5 Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Name Change Proposal, the Article 50.5 Amendment Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, or if you do not provide instructions to vote to your broker, bank or nominee your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Articles Amendment Proposals or the Adjournment Proposal.

If you vote to “ABSTAIN” such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Articles Amendment Proposals or Adjournment Proposal.

If both of the Articles Amendment Proposals are approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if any of the Articles Amendment Proposals are not approved?

A.     If there are insufficient votes to approve any of the Articles Amendment Proposals, the proposed amendments to the Articles would not be made.

Q.     If the Articles Amendment Proposals are approved, what happens next?

A.     If the Articles Amendment Proposals are approved, the Name Change and the Articles Amendments become effective and the Company must file the Articles in substantially the forms that appear in Annex A and Annex B hereto with the Cayman Islands Registrar of Companies and will continue to attempt to consummate the Proposed Business Combination, or if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, until the liquidation date of the Company.

Q.     Am I still able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

A.     Yes. Assuming you are a holder of Public Shares on the Record Date established in connection with the shareholder approval of a proposed initial business combination (including the Proposed Business Combination), you will be able to vote on such proposed initial business combination. You will retain your right to redeem your Public Shares in connection with the consummation of such initial business combination, subject to any limitations set forth in the Articles (including the requirement to submit any request for redemption in connection with a proposed initial business combination on or before the date that is two business days before the initial scheduled date of the extraordinary general meeting of the Company’s shareholders to vote on the proposed business combination).

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot give instruction to vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot give instruction to vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can give instruction to vote your shares only if you provide instructions on how to vote. You should instruct your broker to give instruction to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Name Change Proposal, the Article 50.5 Amendment Proposal or the Adjournment Proposal, assuming a valid quorum is otherwise established.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles. The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter. Proxies that are returned to us but marked by brokers as “not voted” (so called “broker non-votes”) will not be counted for purposes of determining the existence of a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Ordinary Shares on September 15, 2025, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals in person or via live webcast at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided no later than 48 hours before the time appointed for the Extraordinary General Meeting.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to give instruction to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on [•], 2025 (no later than 48 hours before the time appointed for the Extraordinary General Meeting).

Voting at the Extraordinary General Meeting.    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals in person (including virtually). You can pre-register to attend the Extraordinary General Meeting in person (including virtually) starting [•], 2025 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/bspac1/2025, enter your control number, name and email address. Once you pre-register you can submit your proxies or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        submitting another properly completed proxy by mail, telephone, or online (or voting instruction card if you hold your shares in street name) with a later date (provided it is received no later than 48 hours before the time appointed for the Extraordinary General Meeting); or

•        attending and voting (including virtually) during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to us, which must be received by us on or before the Extraordinary General Meeting. Simply attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     Does the Board recommend voting “FOR” the approval of the Name Change Proposal, the Article 50.5 Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Name Change Proposal, the Article 50.5 Amendment Proposal and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” the Name Change Proposal, the Article 50.5 Amendment Proposal and, if necessary, the Adjournment Proposal.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the proposals presented in this proxy statement?

A.     Neither Cayman Islands law nor our Articles provides for dissenters’ rights for dissenting shareholders in connection with the Name Change Proposal or the Article 50.5 Amendment Proposal to be voted upon at the Extraordinary General Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Right holders do not have appraisal rights in connection with the proposal to be voted upon at the Extraordinary General Meeting.

Q.     What do I need to do now?

A.     You should read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Name Change Proposal, the Article 50.5 Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares no later than 48 hours before the time appointed for the Extraordinary General Meeting.

Separate voting materials will be mailed to the Company’s shareholders for a shareholder meeting with respect to the Proposed Business Combination, to be held on a later date.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     The Company has not engaged a proxy solicitor for the u Extraordinary General Meeting. While the Company reserves the right to do so if circumstances change, it currently does not anticipate that it will be necessary. The Company intends to conduct its own solicitation of proxies and will bear all associated costs. The Company believes that its shareholders will participate and vote based on the information the Company has received from its shareholders and the information provided in this proxy statement.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Bleichroeder Acquisition Corp. I
1345 Avenue of the Americas, Fl 47, New York, NY 10105
Attention: Michael Blitzer, Chief Executive Officer

or email us at info@inflectionpointacquisition.com

To obtain timely delivery, the Company’s shareholders must request the materials no later than [•], 2025, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company’s shareholders to be held on [•], 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [•], 2025 to all shareholders of record of the Company as of September 15, 2025, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on [•], 2025, at [•] a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and via live webcast at: https://www.cstproxy.com/bspac1/2025. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, the Company’s shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Name Change Proposal — To approve, as special resolutions, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an amendment to the Articles in the form set forth in Annex A to this proxy statement, to reflect the change of name of the Company;

•        Proposal No. 2 — Article 50.5 Amendment Proposal — To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to delete in its entirety current Article 50.5 thereof and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination”; and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares on September 15, 2025, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

On the Record Date, there were (i) 25,425,000 issued and outstanding Class A Shares, and (ii) 8,333,333 Class B Shares issued and outstanding.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of each of the Articles Amendment Proposals requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Articles Amendment Proposals. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Articles Amendment Proposals assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually but excluding any listen-only method), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, at the Extraordinary General Meeting of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares present in person or by proxy entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Name Change Proposal, the Article 50.5 Amendment Proposal and the Adjournment Proposal.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record, you may vote by mail or in person (including virtually). Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals to be presented at the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can give instruction to vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the

Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Name Change Proposal, “FOR” the Article 50.5 Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on [•], 2025 (no later than 48 hours before the time appointed for the Extraordinary General Meeting).

Voting at the Extraordinary General Meeting:    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals in person (including virtually). You can pre-register to attend the Extraordinary General Meeting in person (including virtually) starting [•], 2025 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/bspac1/2025, enter your control number, name and email address. Once you pre-register you can submit your proxies or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

You will receive a confirmation of your registration by email after the Company receives your registration materials.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on [•], 2025, at [•] a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and via live webcast at: https://www.cstproxy.com/bspac1/2025. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may submit another properly completed proxy by mail, telephone, or online (or voting instruction card if you hold your shares in street name) with a later date (provided it is received no later than 48 hours before the time appointed for the Extraordinary General Meeting);

•        you may notify us in writing to Bleichroeder Acquisition Corp. I, 1345 Avenue of the Americas, Fl 47, New York, NY 10105 before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting in person or via live webcast, revoke your proxy, and vote yourself, as indicated above. Simply attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Name Change Proposal, the Article 50.5 Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in the Notice of Extraordinary General Meeting and this proxy statement.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call the Company at: [•], or may send email to info@inflectionpointacquisition.com.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. The Company and its directors, officers and employees may also solicit proxies on the internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Dissenter’s Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the Articles Amendment Proposals. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Right holders do not have appraisal rights in connection with the Articles Amendment Proposals.

RISK FACTORS

You should carefully consider all of the risks described in our IPO Prospectus, our Annual Report on Form 10-K filed with the SEC on March 10, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If the Adjournment Proposal is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve any of the Articles Amendment Proposals, the chairman may not have the ability to adjourn the Extraordinary General Meeting to a later date in circumstances where such adjournment is necessary to permit such Articles Amendment to be approved.

If the Adjournment Proposal is presented to the Extraordinary General Meeting and is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve any of the Articles Amendment Proposals, the chairman may not have the ability to adjourn the Extraordinary General Meeting to a later date in order to solicit further votes. In such event, such Articles Amendment will not be approved.

PROPOSAL NO. 1 — THE NAME CHANGE PROPOSAL

Overview

The Company is a special purpose acquisition company formed under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities. On November 4, 2024, the Company consummated the IPO of 25,000,000 Units, at $10.00 per Unit, generating gross proceeds of $250,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 425,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating gross proceeds of $4,250,000. Each Unit consists of one Class A Share and one Right to receive one tenth (1/10) of a Class A Share upon the consummation of an initial business combination. Following the closing of the IPO, a total of $250,000,000 from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Private Placement Units was placed in the Trust Account.

As previously disclosed, on July 7, 2025, Michael Blitzer, Robert Folino and Kevin Shannon were appointed as President and Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, respectively, of the Company. Mr. Blitzer was also appointed to the Board on July 10, 2025. Mr. Blitzer and Mr. Shannon are affiliates of Inflection Point Fund I LP, which is a member of the Company’s Sponsor.

Reasons for the Name Change Proposal

The Company is proposing to amend the name of the Company to Inflection Point Acquisition Corp. IV in connection with the management change discussed above.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is approved.

If the Name Change Proposal is approved, the Company must file the special resolution and the Amended and Restated Memorandum and Articles of Association in the form of Annex A hereto with the Cayman Islands Registrar of Companies.

You are not being asked to vote on the Proposed Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Proposed Business Combination will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Proposed Business Combination and the related right of the Company’s shareholders to redeem in connection with the Proposed Business Combination will be the subject of a separate proxy statement/prospectus.

Vote Required for Approval

The approval of the Name Change Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Name Change Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Name Change Proposal is as follows:

“RESOLVED, as a special resolution, that:

(a)     subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Bleichroeder Acquisition Corp. I to Inflection Point Acquisition Corp. IV with immediate effect (the “Name Change”); and

(b)    immediately following the Name Change, the Company adopt the Amended and Restated Memorandum and Articles of Association (the “Articles”) in the form set forth in Annex A hereto in substitution for and to the exclusion of, the Company’s existing amended and restated memorandum and articles of association, to reflect the Name Change.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the approval of the Name Change Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE NAME cHANGE PROPOSAL.

PROPOSAL NO. 2 — THE ARTICLE 50.5 AMENDMENT PROPOSAL

Reasons for the Articles 50.5 Proposal

The Company is proposing to amend Article 50.5 of the Articles to clarify that the Company may consummate the IPO Redemption at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Board determines it is desirable to facilitate the consummation of such Business Combination.

If the Article 50.5 Amendment Proposal is approved, the Company must file the special resolution and the amendment to the Articles as provided by the special resolution in the form of Annex B hereto with the Cayman Islands Registrar of Companies.

You are not being asked to vote on the Proposed Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Proposed Business Combination will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Proposed Business Combination and the related right of the Company’s shareholders to redeem in connection with the Proposed Business Combination will be the subject of a separate proxy statement/prospectus.

Vote Required for Approval

The approval of the Article 50.5 Amendment Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of not less than two thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Article 50.5 Amendment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Article 50.5 Amendment Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Article 50.5 Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that the Articles be amended by the deletion of the existing Article 50.5 in its entirety and the insertion of the following language in its place:

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Article 50.5 Amendment Proposal is in the best interests of the Company and its shareholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ARTICLE 50.5 AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if approved, will allow the chairman to adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the any of the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Articles Amendment Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being a resolution passed by a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the Articles Amendment Proposals or the Board determines that additional time is necessary to effectuate the Articles Amendment be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Name Change or the Article 50.5 Amendment, our board will approve and declare advisable the approval of the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•        each of the Company’s executive officers and directors that beneficially owns Ordinary Shares; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

The beneficial ownership of the Company’s Ordinary Shares is based on 33,758,333 Ordinary Shares issued and outstanding as of the Record Date, which includes 25,425,000 Class A Shares and 8,333,333 Class B Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying outstanding Rights of the Company.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Bleichroeder Sponsor 1 LLC(2)(3)	425,000	1.7%	8,333,333	100.0%	25.9%
Michel Combes	425,000	1.7%	8,333,333	100.0%	25.9%
Andrew Gundlach	425,000	1.7%	8,333,333	100.0%	25.9%
Michael Blitzer	—	—	—	—
Robert Folino	—	—	—	—	—
Kevin Shannon	—	—	—	—
Joseph Samuels	—	—	—	—	—
Antoine Theysset	—	—	—	—	—
Kathy Savitt	—	—	—	—	—

All officers and directors as a group (8 persons)	425,000	1.7%	8,333,333	100.0%	25.9%
Meteora Capital, LLC(4)	2,490,200	9.8%	—	—	7.4%
First Trust Capital Parties(5)	2,285,000	8.9%	—	—	6.8%
First Trust Merger Arbitrage Fund(5)	1,945,654	7.7%	—	—	5.8%
AQR Parties(6)	1,918,600	7.6%	—	—	5.7%
Westchester Capital Parties(7)	1,515,000	5.7%	—	—	4.5%
Hudson Bay Capital Parties(8)	1,500,000	5.9%	—	—	4.4%
Ramya Rao(9)	1,872,109	7.4%	—	—	5.6%

____________

(1)      Unless otherwise noted, the business address of each of the following is c/o Bleichroeder Acquisition Corp. I, 1345 Avenue of the Americas, Fl 47, New York, NY 10105.

(2)     The Sponsor is the record holder of such shares. MC Advisory L.L.C-FZ, an entity formed in Dubai (of which Michel Combes, one of the Co-Founders of the Company, is the manager), as well as Andrew Gundlach, Chairman of the Board, are the managing members of Bleichroeder Sponsor 1 LLC and hold voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Combes and Mr. Gundlach disclaim any beneficial ownership of the securities held by the sponsor other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Mr. Combes and Mr. Gundlach, through their affiliates and controlled entities, own direct and indirect interests in the membership interests of our Sponsor, which includes an indirect interest in 1,505,833 Class B Shares each. Each such party’s membership interests in our Sponsor tracks the underlying securities on a 1:1 basis. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Inflection Point Fund I LP has an indirect interest, through its non-managing membership interests in the Sponsor, an aggregate of 5,266,667 Class B Shares held by the Sponsor. Inflection Point Fund I LP is not granted any shareholder or other rights in addition to those afforded to the Company’s other Public Shareholders, and only has membership interests in the Sponsor, with no right to control the Sponsor or vote or dispose of any securities held by the Sponsor. In addition, Inflection Point has no right to vote the Class B Shares, Private Placement Units or securities underlying the Private Placement Units that it holds indirectly through its holdings of membership units of the Sponsor.

(4)      According to a Schedule 13G filed on August 14, 2025 by Meteora Capital LLC, the principal business address of which is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(5)      According to a Schedule 13G/A filed on August 14, 2025 by (i) First Trust Merger Arbitrage Fund, (ii) First Trust Capital Management L.P., (iii) First Trust Capital Solutions L.P. and (iv) FTCS Sub GP LLC. The principal business address of First Trust Merger Arbitrage Fund is 235 West Galena Street, Milwaukee, WI 53212. The principal business address of the aforementioned reporting persons (ii) to (iv) is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(6)      According to a Schedule 13G filed on February 13, 2025 by (i) AQR Capital Management, LLC, (ii) AQR Capital Management Holdings, LLC, and (iii) AQR Arbitrage, LLC. The principal business address of each of the reporting persons is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

(7)      According to a Schedule 13G filed on May 14, 2025 by (i) Westchester Capital Management, LLC, (ii) Virtus Investment Advisers, LLC, and (iii) The Merger Fund. The principal business address of each of the reporting persons is 100 Summit Lake Drive, Valhalla, NY 10595, One Financial Plaza, Hartford, CT 06103, and 101 Munson Street, Greenfield, MA 01301-9683, respectively.

(8)      According to a Schedule 13G/A filed on February 10, 2025 by Hudson Bay Capital Management LP and Sander Gerber. The principal business address of each of the reporting persons is 290 Harbor Dr., Stamford, CT 06902.

(9)      According to a Schedule 13G filed on February 14, 2025 by Ramya Rao. The principal business address of Ramya Rao is 1 Churchill Place, London — E14 5 HP, United Kingdom.

SHAREHOLDER PROPOSALS

If the Proposed Business Combination is consummated before the end of year 2025, the Company expects its annual general meeting would be held at a future date to be determined by the post-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual general meeting following the completion of the Proposed Business Combination. You should direct any proposals to us at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, you must give timely notice of the nomination or the matter, in writing, to us pursuant to the governing documents of the post-combination company.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Bleichroeder Acquisition Corp. I
1345 Avenue of the Americas, Fl 47
New York, NY, 10105
Attention: Michael Blitzer, Chief Executive Officer

info@inflectionpointacquisition.com

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Bleichroeder Acquisition Corp. I
1345 Avenue of the Americas, Fl 47
New York, NY, 10105
Attention: Michael Blitzer, Chief Executive Officer

info@inflectionpointacquisition.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by [•], 2025, five business days prior to the initial scheduled date of the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

Annex A

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

AMENDED AND RESTATED memorandum of association OF Inflection Point Acquisition Corp. IV (Adopted by special resolution passed on [date])

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

Amended and Restated Memorandum of Association

of

Inflection Point Acquisition Corp. IV

(Adopted by special resolution passed on [date])

1            The name of the Company is Inflection Point Acquisition Corp. IV.

2            The registered office of the Company shall be at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3            The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4            The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

5            The share capital of the Company is US$55,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each, provided always that, subject to the Statute and the Company’s articles of association, the Company has the power to do any one or more of the following:

(a)         to redeem or repurchase any of its shares; and

(b)         to increase or reduce its capital; and

(c)         to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)          with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)         subject to any limitations or restrictions,

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)         to alter any of those rights, privileges, conditions, limitations or restrictions.

6            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7            Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

AMENDED AND RESTATED ARTICLES of association OF Inflection Point Acquisition Corp. IV (Adopted by special resolution passed on [date])

CONTENTS

Annex A Page Nos.
1	Interpretation	A-1
2	Commencement of Business	A-5
3	Issue of Shares and other Securities	A-5
4	Register of Members	A-5
5	Closing Register of Members or Fixing Record Date	A-5
6	Certificates for Shares	A-6
7	Transfer of Shares	A-6
8	Redemption, Repurchase and Surrender of Shares	A-7
9	Treasury Shares	A-7
10	Variation of Rights of Shares	A-7
11	Commission on Sale of Shares	A-8
12	Non-Recognition of Trusts	A-8
13	Lien on Shares	A-8
14	Calls on Shares	A-9
15	Forfeiture of Shares	A-9
16	Transmission of Shares	A-10
17	Class B Share Conversion	A-10
18	Amendments of Memorandum and Articles and Alteration of Capital	A-11
19	Offices and Places of Business	A-12
20	General Meetings	A-12
21	Notice of General Meetings	A-12
22	Advance Notice for Business	A-13
23	Proceedings at General Meetings	A-13
24	Votes of Members	A-14
25	Proxies	A-15
26	Corporate Members	A-15
27	Shares that may not be Voted	A-16
28	Directors	A-16
29	Powers of Directors	A-16
30	Appointment and Removal of Directors	A-16
31	Vacation of Office of Director	A-17
32	Proceedings of Directors	A-17
33	Presumption of Assent	A-18
34	Directors’ Interests	A-18
35	Minutes	A-19
36	Delegation of Directors’ Powers	A-19
37	No Minimum Shareholding	A-20
38	Remuneration of Directors	A-20
39	Seal	A-20
40	Dividends, Distributions and Reserve	A-20
41	Capitalisation	A-21
42	Books of Account	A-21
43	Audit	A-22
44	Notices	A-23
45	Winding Up	A-23
46	Indemnity and Insurance	A-24
47	Financial Year	A-24

Annex A-i

Annex A Page Nos.
48	Transfer by Way of Continuation	A-25
49	Mergers and Consolidations	A-25
50	Business Combination	A-25
51	Certain Tax Filings	A-27
52	Business Opportunities	A-27
53	Exclusive Jurisdiction	A-28

Annex A-ii

Companies Act (Revised)
of the Cayman Islands

Company Limited by Shares

Amended and Restated Articles of Association

of

Inflection Point Acquisition Corp. IV

(Adopted by special resolution passed on [date])

1            Interpretation

1.1         In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

Affiliate

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles	means these amended and restated articles of association of the Company.
Audit Committee	means the audit committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Auditor	means the person for the time being performing the duties of auditor of the Company (if any).
Business Combination

means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the target business), which Business Combination: (a) as long as the securities of the Company are listed on a Designated Stock Exchange, must occur with one or more target businesses that together have an aggregate fair market value of at least eighty per cent (80%) of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

business day	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
Cause

means a conviction for a criminal offence involving dishonesty or engaging in conduct which brings a Director or the Company into disrepute or which results in a material financial detriment to the Company.

Annex A-1

Clearing House

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Class A Share	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
Class B Share	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
Company	means the above named company.
Company’s Website	means the website of the Company and/or its web-address or domain name, if any.
Compensation Committee	means the compensation committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Completion Window

means the period of time:

(a)     commencing on, and including, the closing date of the IPO; and

(b)    ending on the date that is twenty four (24) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.

Designated Stock Exchange

means any United States national securities exchange on which the securities of the Company are listed for trading, including, but not limited to, The Nasdaq Stock Market LLC, the NYSE MKT LLC, the New York Stock Exchange LLC or any over-the-counter (OTC) market.

Directors	means the directors for the time being of the Company.
Dividend	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
Electronic Communication

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

Electronic Record	has the same meaning as in the Electronic Transactions Act.
Electronic Transactions Act	means the Electronic Transactions Act (Revised) of the Cayman Islands.
Equity-linked Securities

means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

Founders	means all Members immediately prior to the consummation of the IPO.
Independent Director	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
IPO	means the Company’s initial public offering of securities.
Member	has the same meaning as in the Statute.
Memorandum	means the amended and restated memorandum of association of the Company.

Annex A-2

Nominating and Corporate Governance Committee	means any nominating and corporate governance committee of the board of Directors of the Company established pursuant to the Articles, or any successor committee.
Officer	means a person appointed to hold an office in the Company.
Ordinary Resolution

means a resolution:

(a)     passed by a simple majority of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)    approved in writing by all of the Members entitled to vote on such matter at a general meeting of the Company (or such lower threshold as may be allowed under the Statute from time to time).

Over-Allotment Option

means the option of the Underwriters to purchase up to an additional fifteen per cent (15%) of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

Preference Share	means a preference share of a par value of US$0.0001 in the share capital of the Company.
Public Share	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
Redemption Notice	means a notice in a form approved by the Directors by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
Register of Members	means the Register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate Register of Members.
Registered Office	means the registered office for the time being of the Company.
Representative	means a representative of the Underwriters.
Seal	means the common seal of the Company and includes every duplicate seal.
Securities and Exchange Commission	means the United States Securities and Exchange Commission.
Share	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.
Special Resolution

means a special resolution of the Company passed in accordance with the Statute, being a resolution:

(a)     passed by a majority of not less than two-thirds, other than with respect to amending either of Articles 30.1 or 48.2 (except where such amendment is proposed in respect of the consummation of a Business Combination) where such majority shall be at least ninety per cent (90%), of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)    approved in writing by all of the Members entitled to vote at a general meeting of the Company (or such lower threshold as may be allowed under the Statute from time to time).

Annex A-3

Sponsor	means Bleichroeder Sponsor 1 LLC, a Delaware limited liability company, and its successors or assigns.
Statute	means the Companies Act (Revised) of the Cayman Islands.
Tax Filing Authorised Person	means such person as any Director shall designate from time to time, acting severally.
Treasury Share	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
Trust Account

means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of units simultaneously with the closing date of the IPO, will be deposited.

Underwriter	means an underwriter of the IPO from time to time and any successor underwriter.

1.2         In the Articles:

(a)         words importing the singular number include the plural number and vice versa;

(b)         words importing the masculine gender include the feminine gender;

(c)         words importing persons include corporations as well as any other legal or natural person;

(d)         “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)         “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)          references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)         any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)         the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)          headings are inserted for reference only and shall be ignored in construing the Articles;

(j)          any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)         any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)          sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)        the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)         the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

Annex A-4

2            Commencement of Business

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2         The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3            Issue of Shares and other Securities

3.1         Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3         The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4         The Company shall not issue Shares to bearer.

4            Register of Members

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2         The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5            Closing Register of Members or Fixing Record Date

5.1         For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

Annex A-5

5.2         In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3         If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6            Certificates for Shares

6.1         A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2         The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3         If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4         Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5         Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7            Transfer of Shares

7.1         Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2         The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee

Annex A-6

is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8            Redemption, Repurchase and Surrender of Shares

8.1         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)         Class B Shares held by the Founders shall be surrendered by the Founders on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own twenty-five per cent (25%) of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member or in the manner set out in the Business Combination Article hereof. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4         The Directors may accept the surrender for no consideration of any fully paid Share.

9            Treasury Shares

9.1         The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2         The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10          Variation of Rights of Shares

10.1       Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to

Annex A-7

general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2       For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3       The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied: (i) by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights; or (ii) where the constitutional documents of the Company are amended or new constitutional documents of the Company are adopted, in each case, as a result of the Company undertaking a transfer by way of continuation to a jurisdiction outside the Cayman Islands.

11          Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12          Non-Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13          Lien on Shares

13.1       The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2       The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3       To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4       The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

Annex A-8

14          Calls on Shares

14.1       Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2       A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3       The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4       If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5       An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6       The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7       The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8       No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15          Forfeiture of Shares

15.1       If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2       If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3       A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4       A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

Annex A-9

15.5       A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6       The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16          Transmission of Shares

16.1       If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2       Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3       A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17          Class B Share Conversion

17.1       The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article, the Appointment and Removal of Directors Article and the Transfer by Way of Continuation Article) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2       Class B Shares may be converted into Class A Shares on a one-for-one basis prior to the consummation of a Business Combination at the option of the holder.

17.3       Any Class B Shares not converted into Class A Shares pursuant to Article 17.2 above shall automatically convert into Class A Shares on a one-for-one basis (the Initial Conversion Ratio) concurrently with or immediately following the consummation of a Business Combination.

17.4       Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, in excess of the amounts issued in the IPO (including pursuant to the Over-Allotment Option) and related to or in connection with the closing of a Business Combination, all

Annex A-10

Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination, the ratio for which the Class B Shares shall convert into Class A Shares will be adjusted so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, twenty-five per cent (25%) of the sum of:

(a)         the total number of all Class A Shares in issue upon completion of the IPO (including any Class A Shares issued pursuant to the Over-Allotment Option and excluding any Class A Shares underlying the private placement units issued to the Sponsor); plus

(b)         all Class A Shares and Equity-linked Securities issued or deemed issued related to or in connection with the closing of a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement-equivalent units issued to the Sponsor or an Affiliate of the Sponsor or to the Company’s officers and Directors upon the conversion of working capital loans made to the Company; minus

(c)         the number of Public Shares redeemed in connection with a Business Combination.

17.5       Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.6       The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.7       Each Class B Share shall convert into its pro-rata number of Class A Shares pursuant to this Article. The pro-rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.8       References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.9       Notwithstanding anything to the contrary in this Article, in no event shall any Class B Share convert into Class A Shares at a ratio that is less than one for one.

18          Amendments of Memorandum and Articles and Alteration of Capital

18.1       The Company may by Ordinary Resolution:

(a)         increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

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(c)         convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)         by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)         cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2       All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3       Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 48.2, the Company may by Special Resolution:

(a)         change its name;

(b)         alter or add to the Articles (subject to Article 48.2);

(c)         alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)         reduce its share capital or any capital redemption reserve fund.

19          Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20          General Meetings

20.1       All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2       The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3       The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings and, for the avoidance of doubt, except as expressly provided in Article 20.4 below, Members shall not have the ability to call general meetings.

20.4       If at any time there are no Directors, any two (2) Members (or if there is only one (1) Member then that Member) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

21          Notice of General Meetings

21.1       At least five (5) clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

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(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent (95%) in par value of the Shares giving that right.

21.2       The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22          Advance Notice for Business

22.1       Members seeking to bring business before an annual general meeting of the Company, or to nominate candidates for appointment as Directors at an annual general meeting, must provide written notice of such business to the Company. Such notice must be received by the Company by the Company’s secretary (or, if none is appointed, any other Officer) at its principal office no later than the close of business on the 90th day nor earlier than the close of business on the 150th day prior to the anniversary date of the immediately preceding annual general meeting. Pursuant to Rule 14a-8 under the Exchange Act, proposals seeking inclusion in the annual proxy statement must comply with the notice periods contained therein.

22.2       To be in proper written form, a Member’s notice to the Company’s secretary (or, if none is appointed, any other Officer) with respect to any business (other than nominations) must set forth as to each such matter such Member proposes to bring before the annual general meeting (i) a brief description of the business desired to be brought before the annual general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Articles, the language of the proposed amendment) and the reasons for conducting such business at the annual general meeting, (ii) the name and record address of such Member and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of Shares that are owned beneficially and of record by such Member and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings between such Member and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such Member, (v) any material interest of such Member and the beneficial owner, if any, on whose behalf the proposal is made in such business and (vi) a representation that such Member intends to appear in person or by proxy at the annual general meeting to bring such business before the annual general meeting.

23          Proceedings at General Meetings

23.1       No business shall be transacted at any general meeting unless a quorum is present. The holders of at least one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

23.2       A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

23.3       A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

23.4       If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

23.5       The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no

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such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting. The chairman from time to time may adopt certain rules and regulations for the conduct of meetings as he or she sees fit.

23.6       If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

23.7       The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

23.8       When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

23.9       If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

23.10     When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

23.11     A resolution put to the vote of the meeting shall be decided on a poll.

23.12     A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

23.13     A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

23.14     In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

24          Votes of Members

24.1       Subject to any rights or restrictions attached to any Shares, including as set out at Articles 30.1 and 48, every Member present in any such manner shall have one vote for every Share of which he is the holder.

24.2       In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

24.3       A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

24.4       No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

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24.5       No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

24.6       Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

24.7       A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

25          Proxies

25.1       The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

25.2       The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

25.3       The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

25.4       The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

25.5       Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

26          Corporate Members

26.1       Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

26.2       If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such

Annex A-15

representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

27          Shares that may not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

28          Directors

There shall be a board of Directors consisting of not less than one person provided however that, subject to the requirement to have at least one Director, the Directors may from time to time fix the maximum and minimum number of Directors to be appointed by resolution of the board of Directors.

29          Powers of Directors

29.1       Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

29.2       All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

29.3       The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

29.4       The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

30          Appointment and Removal of Directors

30.1       Subject to Article 28, prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

30.2       Subject to Article 28, the Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director.

30.3       Subject to Article 28, after the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

30.4       The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of the Company, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of the Company, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of the Company, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of

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three (3) years. At each succeeding annual general meeting of the Company, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

31          Vacation of Office of Director

31.1       The office of a Director shall be vacated if:

(a)         the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)         the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)         the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)         the Director is found to be or becomes of unsound mind; or

(e)         all of the other Directors (being not less than two in number) determine that he should be removed as a Director for Cause (and not otherwise), either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

32          Proceedings of Directors

32.1       The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be two if there are two or more Directors, and shall be one if there is only one Director.

32.2       Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

32.3       A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

32.4       A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

32.5       A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

32.6       The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

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32.7       The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

32.8       All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

32.9       A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

33          Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

34          Directors’ Interests

34.1       A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

34.2       A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

34.3       A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

34.4       No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

34.5       A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

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35          Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

36          Delegation of Directors’ Powers

36.1       The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation and as applicable, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

36.2       The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

36.3       The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

36.4       The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

36.5       The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

36.6       The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

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37          No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

38          Remuneration of Directors

38.1       The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

38.2       The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

39          Seal

39.1       The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

39.2       The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

39.3       A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

40          Dividends, Distributions and Reserve

40.1       Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

40.2       Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

40.3       The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

40.4       The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

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40.5       Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

40.6       The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

40.7       Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

40.8       No Dividend or other distribution shall bear interest against the Company.

40.9       Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

41          Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

42          Books of Account

42.1       The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

42.2       The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any

Annex A-21

account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

42.3       The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

43          Audit

43.1       The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

43.2       Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

43.3       If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

43.4       The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

43.5       If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

43.6       Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

43.7       Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

43.8       Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

43.9       The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

43.10     At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

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44          Notices

44.1       Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

44.2       Where a notice is sent by:

(a)         courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)         post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)         cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)         e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)         placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

44.3       A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

44.4       Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

45          Winding Up

45.1       If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)         if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

Annex A-23

(b)         if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

45.2       If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

46          Indemnity and Insurance

46.1       Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an Indemnified Person) shall to the fullest extent permitted by Applicable Law be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

46.2       Each Member specifically agrees to waive any claim or right of action such Member might have, whether individually or by, or in, the right of the Company, against any Director or Officer in connection with new or competing merger bids or proposals which are proffered to the Board at any time after the execution of a definitive agreement concerning a Business Combination provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

46.3       The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

46.4       The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

47          Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

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48          Transfer by Way of Continuation

48.1       If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution passed in accordance with this Article 48, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

48.2       Prior to the closing of a Business Combination, only the Class B Shares shall carry the right to vote on any resolution of the shareholders to approve any transfer by way of continuation pursuant to this Article (including any Special Resolution required to amend the constitutional documents of the Company or to adopt new constitutional documents of the Company, in each case, as a result of the Company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands).

49          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

50          Business Combination

50.1       Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

50.2       Prior to the consummation of a Business Combination, the Company shall either:

(a)         submit such Business Combination to its Members for approval; or

(b)         provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) divided by the number of then issued Public Shares.

50.3       If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

50.4       At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

50.5       Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the IPO Redemption), including, without limitation, such requirements with respect to the deadline for making such election (the Election Deadline), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem

Annex A-25

such Public Shares. Notwithstanding the foregoing sentence, the board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the Redemption Price), subject to Applicable Law, but only in the event that the applicable proposed Business Combination is approved and consummated.

50.6       A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

50.7       In the event that the Company does not consummate a Business Combination within the Completion Window, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any) subject to applicable law; and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

50.8       In the event that any amendment is made to the Articles not for the purposes of approving, or in conjunction with the consummation of, a Business Combination:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem one hundred per cent (100%) of the Public Shares if the Company has not consummated a Business Combination within the Completion Window; or

(b)         with respect to any other material provisions relating to (i) the rights of holders of Class A Shares; or (ii) pre-initial Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, subject to Applicable Law.

50.9       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

Annex A-26

50.10     Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)         receive funds from the Trust Account; or

(b)         vote as a class with Public Shares on a Business Combination.

50.11     A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

50.12     The Company shall not enter into an initial Business Combination solely with another blank cheque company or a similar company with nominal operations.

50.13     The Company may enter into a Business Combination with a target business that is an Affiliate of the Sponsor, an Officer or a Director. In the event the Company seeks to complete a Business Combination with a target business that is an Affiliate of the Sponsor, an Officer or a Director, the Company, or a committee of Independent Directors, shall obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions stating that the consideration to be paid by the Company in such a Business Combination is fair to the Company from a financial point of view.

51          Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

52          Business Opportunities

52.1       To the fullest extent permitted by Applicable Law, none of the Sponsor or any individual serving as a Director or an Officer (Management) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for Management, on the one hand, and the Company, on the other or (b) the presentation of which would breach an existing legal obligation of a member of Management to any other entity. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

52.2       Except as provided elsewhere in this Article, to the fullest extent permitted by Applicable Law the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

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52.3       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

52.4       Notwithstanding anything to the contrary in this Article, such renouncement shall not apply to any business opportunity that is expressly offered to such person solely in his or her capacity as a Director or Officer of the Company and it is an opportunity the Company is able to complete on a reasonable basis.

53          Exclusive Jurisdiction

53.1       Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)         any derivative action or proceeding brought on behalf of the Company;

(b)         any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(c)         any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

(d)         any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

53.2       Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

53.3       Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

53.4       This Article 53 shall not apply to any action or suits brought to enforce any liability or duty created by the U.S. Securities Act of 1933, as amended, the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

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Annex B

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BLEICHROEDER ACQUISITION CORP. I

The Article 50.5 Amendment Proposal

“RESOLVED, as a special resolution, that the Articles be amended by the deletion of the existing Article 50.5 in its entirety and the insertion of the following language in its place:

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.”

Annex B-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BLEICHROEDER ACQUISITION CORP. I Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on XXXX XX, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: http://www.cstproxy.com/bspac1/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this X Proposal No. 1 – Name Change Proposal – To approve, as a special resolution, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an FOR AGAINST ABSTAIN amendment to the Company’s current Amended and Restated Memorandum and Articles of Association and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to reflect the change of the name of the Company (the “Name Change” and such proposal, the “Name Change Proposal”). Proposal No. 2 – Article 50.5 Amendment Proposal – FOR AGAINST ABSTAIN To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to delete in its entirety current Article 50.5 and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.” (the “Article 50.5 Amendment” and together with the Name Change, the “Articles Amendments”, and such proposal, the “Article 50.5 Amendment Proposal” and together with the Name Change Proposal, the “Articles Amendment Proposals”). Proposal No. 3 – Adjournment Proposal – To FOR AGAINST ABSTAIN approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposals or if the Board determines that additional time is necessary to effectuate the Articles Amendment. This proposal is referred to as the “Adjournment Proposal”. CONTROL NUMBER Signature Signature, if held jointly Date , 2025 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders To view the Proxy Statement and to Attend the Extraordinary General Meeting, please go to: http://www.cstproxy.com/bspac1/2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BLEICHROEDER ACQUISITION CORP. I The undersigned appoints Kevin Shannon and Andrew Gundlach, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Bleichroeder Acquisition Corp. I (“Bleichroeder”) held of record by the undersigned at the close of business on September 15, 2025, at the extraordinary general meeting of Bleichroeder to be held at White & Case LLP located at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at http://cstproxy.com/bspac1/2025 to be held on [], 2025, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed, on the other side)